SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): July 12, 2004



                              MATRIX BANCORP, INC.

             (Exact name of registrant as specified in its charter)

     Colorado                              0-21231                84-1233716
(State or other jurisdiction       (Commission File Number)      (IRS Employer
of incorporation or organization)                               Identification
                                                                      No.)

700 Seventeenth Street, Suite 2100
Denver, Colorado                                                   80202
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (303) 595-9898.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 12, 2004, Matrix Bancorp, Inc. (the "Company") announced that its wholly-owned subsidiary, Matrix Capital Bank, had entered into an agreement to sell a bank branch located in Sun City, Arizona to Access Anytime BanCorp, Inc.'s wholly-owned subsidiary, Access Bank. The acquisition is subject to regulatory approval and other customary conditions and is expected to be completed in approximately 90 days. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits

               99.1 Press Release, dated July 12, 2004, announcing the sale of a
                    Matrix Capital Bank branch in Arizona.

Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 12, 2004


                                        MATRIX BANCORP, INC.


                                       By: /s/ Allen McConnell
                                       Name:    Allen McConnell
                                       Title:   Senior Vice President
                                                and Secretary

                                 EXHIBIT INDEX

Exhibit No.    Description

  99.1 Press Release, dated July 12, 2004, announcing the sale of a Matrix Capital Bank branch in Arizona.